Exhibit 10.24

AMENDMENT NO. 1 AND CONSENT TO REVOLVING CREDIT AGREEMENT

AMENDMENT AND CONSENT (this “Amendment”), dated as of June 29, 2007, among FH PARTNERS, L.P., a Texas limited partnership (the “Borrower”), the financial institutions which are parties to the Agreement hereinafter referred to (each a “Lender” and collectively, the “Lenders”), and BANK OF SCOTLAND, as agent for the Lenders (in such capacity, the “Agent”) under the Revolving Credit Agreement, dated as of August 26, 2005, among the Borrower, the Lenders and the Agent (the “Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that certain amendments set forth herein be made to the Agreement;

WHEREAS, subject to the terms and conditions contained below, the Agent and the Lenders are willing to so amend the Agreement;

NOW, THEREFORE, it is agreed:

1.  Definitions.  All terms used herein which are defined in the Agreement (including, to the extent any such terms are to be added or amended by this Amendment, as if such terms were already added or amended by this Amendment, unless the context shall otherwise indicate) shall have the same meanings when used herein unless otherwise defined herein.  All references to Sections in this Amendment shall be deemed references to Sections in the Agreement unless otherwise specified.

2.  Effect of Amendment.  As used in the Agreement (including all Exhibits thereto), the Notes and the other Loan Documents and all other instruments and documents executed in connection with any of the foregoing, on and subsequent to the Amendment Closing Date (as hereinafter defined), any reference to the Agreement shall mean the Agreement as amended hereby.

3.  Amendments.  The Agreement is hereby amended as follows:

(a)           Section 8A(a).  Clauses (i) and (ii) of Section 8A(a) of the Agreement are amended and restated to read in their entireties as follows:

“(i) maintain a ratio of Indebtedness to Tangible Net Worth equal to or less than 3.50 to 1.00 for the last day of the fiscal quarter then ended; and

 (ii) maintain a ratio of EBITDA to Interest Coverage not less than 1.50 to 1.00 for the four fiscal quarters then ended; and”

4.  Consent.  Section 8.4 of the Agreement prohibits the Borrower from assigning, selling or transferring any of its Assets to any Person, other than in the ordinary course of business and for fair and adequate consideration.  Section 8.20 of the Agreement prohibits the Borrower from engaging in transactions with Affiliates unless the transaction is no less favorable to the Borrower than would be obtained in a comparable arm’s length transaction.  The Borrower has requested that the Lenders consent to the sale of eight (8) loans identified to the Agent to MPortfolio Corporation, a 100% owned direct subsidiary of FC Commercial, for $7,542,363.  In reliance upon the representations, warranties and agreements set forth herein, the Lenders hereby consent to the sale of such eight (8) loans to MPortfolio Corporation.

5.  Representations.  In order to induce the Agent and the Lenders to execute this Amendment, the Borrower hereby represents, warrants and covenants to the Agent and the Lenders as of the date hereof and (if different) as of the Amendment Closing Date (which representations, warranties and covenants shall survive the execution, delivery and effectiveness of this Amendment) as follows:

(a)           No Default or Event of Default exists.

(b)           Each representation and warranty made by Borrower and each other Loan Party in the Loan Documents is true and correct.

(c)           The execution and delivery of this Amendment by the Borrower and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action.

(d)           This Amendment is the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(e)           No Material Adverse Change has occurred since March 31, 2007.

(f)            The Borrower will apply at least $7,500,000 of the proceeds of the sale of loans to MPortfolio Corporation to repay the Loans on the date of such sale.

6.  Effectiveness.  This Amendment shall become effective when each of the following conditions have been fulfilled to the satisfaction of the Agent (or waived by the Agent).

(a)           Signed Copies.  The Borrower, the Lenders and the Agent shall have executed a copy hereof and delivered the same to the Agent at 565 Fifth Avenue, New York, New York 10017 (Attention:  Joseph Fratus) or such other place directed by the Agent.

(b)           Guarantor’s Consent.  Each Guarantor shall have executed a confirming consent, substantially in the form attached hereto as Annex A or otherwise satisfactory to the Agent (a “Confirming Consent”), and delivered the same to the Agent at 565 Fifth

Avenue, New York, New York 10017 (Attention:  Joseph Fratus) or such other place directed by the Agent.

(c)           No Defaults.  No Default or Event of Default shall exist.

(d)           Accuracy of Representations.  Each representation and warranty made by the Borrower and each other Loan Party in the Agreement and the other Loan Documents shall be true and correct in all material respects as of the Amendment Closing Date with the same effect as though made at and as of such date (except for those that specifically speak as of a prior date).

The amendment to clause (ii) of Section 8A of the Agreement set forth in Section 3 hereof shall be effective as of December 31, 2006; the amendment to clause (i) of Section 8A of the Agreement set forth in Section 3 hereof shall be effective as of March 31, 2007; and the consent set forth in Section 4 hereof shall be effective as of June 29, 2007.

7.  Limited Nature of Amendments.  The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent by the Agent or the Lenders to any waiver of, or modification of, any other term or condition of the Agreement, or any of the documents referred to in any of the foregoing or (b) prejudice any right or rights which any of the Lenders or the Agent may now have or may have in the future under or in connection with the Agreement, or any of the documents referred to in any of the foregoing.  Except as expressly amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

8.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

9.  Jurisdiction, Waiver of Jury Trial.  THE BORROWER HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK CITY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS THE AGENT OR ANY LENDER MAY ELECT, and, by execution and delivery hereof, the Borrower accepts and consents for itself and in respect to its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts, unless waived in writing by the Agent and the Majority Lenders.  EACH OF THE BORROWER, THE AGENT AND THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER, ANY AFFILIATE OF THE BORROWER, THE AGENT OR ANY LENDER.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDER ENTERING INTO THIS AMENDMENT.

10.  Headings.  The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

11.  Writings Only.  BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT NO TERM OR PROVISION OF THE AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE CHANGED, WAIVED, SUPPLEMENTED OR OTHERWISE MODIFIED VERBALLY, BUT ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RELEVANT PARTIES, AS FURTHER PROVIDED IN SECTION 12.2 OF THE CREDIT AGREEMENT.

12.  Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same agreement.  Telecopied signatures hereto and to the Confirming Consent shall be of the same force and effect as an original of a manually signed copy.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers.

BANK OF SCOTLAND,
Individually and as Agent

By
Name:
Title:

FH PARTNERS, L.P.

By: FH Asset Corp., its general partner

By
Name:
Title:

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

Annex A

CONFIRMING CONSENT

Reference is hereby made to the foregoing Amendment dated as of June 29, 2007 (the “Amendment”) to the Revolving Credit Agreement dated as of August 26, 2005 among the Borrower, the Lenders and the Agent; said agreement, as amended and modified by the Amendment and from time to time hereafter further amended or otherwise modified, the “Amended Agreement”.

Each Guarantor hereby consents to the terms and provisions of the Amendment and confirms and acknowledges that:

(a)  its obligations under the Loan Documents to which it is a party remain in full force and effect and the terms “Obligations” and “Secured Obligations” used in such Loan Documents include all Obligations of the Borrower under the Amended Agreement; and

(b)  its consent and acknowledgement hereunder is not required under the terms of such Loan Documents and any failure to obtain its consent or acknowledgment to any subsequent amendment to the Agreement or the Amended Agreement or any of the other Loan Documents will not affect the validity of its obligations under the aforesaid Loan Documents or any other Loan Document, and this consent and acknowledgement is being delivered for purposes of form only.

Capitalized terms used herein and not otherwise defined have the same meanings as in the Amended Agreement.  This Consent is dated as of the Amendment Closing Date (as defined in the Amendment).

FIRSTCITY FINANCIAL CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY COMMERCIAL CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY EUROPE CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY HOLDINGS CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY INTERNATIONAL CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY MEXICO, INC.

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY SERVICING CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President